UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 16, 2025 (December 10, 2025)
WD-40 COMPANY
(Exact Name of Registrant as specified in its charter)
__________

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number) WD 40 CO (Commission Company Name)	(I.R.S. Employer Identification Number)
9715 Businesspark Avenue, San Diego, California 92131
(Address of principal executive offices, with zip code)
(619) 275-1400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On December 12, 2025, WD-40 Company (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) in a virtual meeting format via webcast. At the Annual Meeting, the holders of 12,028,211 shares of common stock, which represent over 88% of 13,527,835 outstanding shares entitled to vote as of the record date of October 15, 2025, were represented virtually or by proxy. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 31, 2025. The matters voted upon at the Annual Meeting and the voting results are set forth below.
1.    Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Steven A. Brass	10,298,848	90,980	20,939	1,617,444
Cynthia B. Burks	10,296,913	102,981	10,873	1,617,444
Daniel T. Carter	10,218,517	182,163	10,087	1,617,444
Eric P. Etchart	10,292,921	107,705	10,141	1,617,444
Lara L. Lee	10,273,870	113,532	23,365	1,617,444
Edward O. Magee, Jr.	10,301,778	98,363	10,626	1,617,444
Graciela I. Monteagudo	10,278,429	105,711	26,627	1,617,444
David B. Pendarvis	10,287,572	100,232	22,963	1,617,444
Anne G. Saunders	10,202,293	194,176	14,298	1,617,444
2.    Advisory Vote to Approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,169,136	204,706	36,925	1,617,444
3.    Ratification of Appointment of Independent Registered Public Accounting Firm: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstain
11,822,758	192,808	12,645
There were no broker non-votes on this proposal.

Item 8.01.	Other Events.
On December 10, 2025, the Company issued a press release announcing that the Board of Directors declared a quarterly dividend of $1.02 per share on the Company’s common stock, reflecting an increase of more than 8% compared to the previous quarter’s dividend. The dividend is payable January 30, 2026 to stockholders of record at the close of business on January 16, 2026. The Company also announced that it had scheduled its first fiscal quarter 2026 earnings conference call to be held on January 8, 2026 at 2:00 p.m., PST.
The full text of the press release is furnished herewith as Exhibit 99.1, and the press release is incorporated herein by reference.
The information in Item 8.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and is not deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Dividend Increase and Scheduling of Q1-2026 Earnings Call, dated December 10, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company

(Registrant)

Date: December 16, 2025	/s/ PHENIX Q. KIAMILEV
Phenix Q. Kiamilev

Vice President, General Counsel and

Chief Compliance Officer